As filed with the Securities and Exchange Commission on March 3, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1 to
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
December 31, 2008
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

100 North Tryon Street
Charlotte, North Carolina	28255
(Address of principal executive offices)	(Zip Code)
704.386.5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
EX-99.7: UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     On January 2, 2009, Bank of America Corporation (“Bank of America” or the “Registrant”) filed a Form 8-K to report under Item 2 thereof that it had closed the merger of a wholly-owned subsidiary of Bank of America into Merrill Lynch & Co., Inc. (“Merrill Lynch”), with Merrill Lynch continuing as the surviving corporation and as a subsidiary of Bank of America (the “Merrill Lynch Merger”). In response to Item 9.01(b) of such Form 8-K, the Registrant stated that it would file the required pro forma information by amendment. This Form 8-K/A is being filed to provide the required pro forma financial information.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
     This document contains a number of forward-looking statements, including statements about the financial conditions, results of operations, earnings outlook and prospects of Bank of America, Merrill Lynch, Countrywide Financial Corporation and the combined company and may include statements for the period following the completion of the Merrill Lynch Merger.
     The forward-looking statements involve certain risks and uncertainties. The ability of either Bank of America or Merrill Lynch to predict results or the actual effects of its plans and strategies, or those of the combined company, is subject to inherent uncertainty. Factors that may cause actual results or earnings to differ materially from such forward-looking statements include those set forth below:
•	those discussed and identified in public filings with the United States Securities and Exchange Commission (“SEC”) made by Bank of America or Merrill Lynch, including without limitation Bank of America’s Annual Report on Form 10-K for the year ended December 31, 2008 and any other subsequent SEC filings;

•	the extent and duration of continued economic and market disruptions and governmental regulatory proposals to address these disruptions, including the risk of new and changing regulation and/or regulatory actions in the U.S. and internationally;

•	the integration of Merrill Lynch’s business and operations with those of Bank of America may take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse results relating to Merrill Lynch’s or Bank of America’s existing businesses;

•	the possibility that the integration process of Merrill Lynch and Bank of America, including changes or perceived changes in our compensation practices, could result in the loss of key employees;

•	the anticipated cost savings and other synergies of the Merrill Lynch Merger may take longer to be realized or may not be achieved in their entirety, and attrition in key client, partner and other relationships relating to the Merrill Lynch Merger may be greater than expected; and

•	decisions to restructure, divest or eliminate business units or otherwise change the business mix of either Merrill Lynch or Bank of America
     Since these forward-looking statements are subject to assumptions and uncertainties, actual results will likely differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document.

1

     All subsequent written and oral forward-looking statements concerning the Merrill Lynch Merger or other matters addressed in this document and attributable to Bank of America or Merrill Lynch or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document. Except to the extent required by applicable law or regulation, Bank of America and Merrill Lynch undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

2

     ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements of Businesses Acquired.
     The audited consolidated balance sheets of Merrill Lynch as of December 28, 2007 and December 29, 2006 and the consolidated statements of (loss)/earnings, changes in shareholders’ equity, comprehensive (loss)/income and cash flows of Merrill Lynch for each of the three years in the period ended December 28, 2007, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.2 hereto.
     The Report of Independent Registered Public Accounting Firm, dated February 25, 2008, is hereby incorporated by reference to Exhibit 99.3 hereto.
     The unaudited condensed consolidated balance sheet of Merrill Lynch as of September 26, 2008 and the unaudited condensed consolidated statements of (loss)/earnings, changes in shareholders’ equity, comprehensive (loss)/income and cash flows of Merrill Lynch for the nine months ended September 26, 2008 and September 28, 2007, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.4.
(b)	Pro Forma Financial Information.
     The pro forma financial information reflecting the Merrill Lynch Merger is hereby incorporated by reference to Exhibit 99.7 hereto.
(d)	Exhibits.

Exhibit
No.	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of September 15, 2008, by and among Merrill Lynch & Co., Inc. and the Registrant, as amended by Amendment No. 1, dated as of October 21, 2008 (incorporated by reference to Appendix A of Part I to the document included in the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.1
Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 1 Preferred Stock (incorporated by reference to Exhibit 4(a) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.2
Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 2 Preferred Stock (incorporated by reference to Exhibit 4(b) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.3
Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 3 Preferred Stock (incorporated by reference to Exhibit 4(c) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.4
Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 4 Preferred Stock (incorporated by reference to Exhibit 4(d) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.5
Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 5 Preferred Stock (incorporated by reference to Exhibit 4(e) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.6
Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 6 Preferred Stock (incorporated by reference to Exhibit 4(f) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.7
Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 7 Preferred Stock (incorporated by reference to Exhibit 4(g) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

4.8
Form of Certificate of Designation establishing the rights, privileges, qualifications, restrictions and limitations of the Bank of America Series 8 Preferred Stock (incorporated by reference to Exhibit 4(h) of the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

10.1
Amendment to the Registrant’s 2003 Key Associate Stock Plan, As Amended and Restated (incorporated by reference to Appendix F of Part I to the document included in the Registrant’s registration statement on Form S-4/A filed with the SEC on October 22, 2008).

99.1	Press Release, dated January 1, 2009.*

99.2
The audited consolidated balance sheets of Merrill Lynch as of December 28, 2007 and December 29, 2006 and the consolidated statements of (loss)/earnings, changes in shareholders’ equity, comprehensive (loss)/income and cash flows of Merrill Lynch for each of the three years in the period ended December 28, 2007, and the notes related thereto (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K, filed October 3, 2008).

99.3	The Report of Independent Registered Public Accounting Firm, dated February 25, 2008 (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K, filed October 3, 2008).

99.4
The unaudited condensed consolidated balance sheet of Merrill Lynch as of September 26, 2008 and the unaudited condensed consolidated statements of (loss)/earnings and cash flows of Merrill Lynch for the nine months ended September 26, 2008 and September 28, 2007, and the notes related thereto (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K, filed November 12, 2008).

99.5
The audited consolidated balance sheets of Merrill Lynch as of December 26, 2008 and December 28, 2007 and the related consolidated statements of (loss)/earnings, changes in stockholders’ equity, comprehensive (loss)/income and cash flows for each of the three years in the period ended December 26, 2008, and the notes related thereto (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, filed February 25, 2009).

99.6
The Report of Independent Registered Public Accounting Firm, dated February 23, 2009 (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, filed February 25, 2009).

99.7	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2008**

*	Previously filed.

**	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
By:	/s/ Craig R. Rosato
Craig R. Rosato
Chief Accounting Officer

Dated: March 3, 2009

     INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.7	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2008